SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Energy Services of America Corporation

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Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

January 12, 2022

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services of America Corporation. The Annual Meeting will be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 at 12:00 p.m., local time, on February 16, 2022.

The enclosed Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Energy Services of America Corporation. Directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of nine (9) directors to the Board of Directors, the ratification of our independent registered public accounting firm, an advisory, non-binding vote on executive compensation, and approval of the Energy Services of America Corporation 2022 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Energy Services of America Corporation and our stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of directors, the ratification of our independent registered public accounting firm, the advisory, non-binding resolution on executive compensation, and the Energy Services of America Corporation 2022 Equity Incentive Plan.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Marshall T. Reynolds
Marshall T. Reynolds
Chairman of the Board

Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

(304) 522-3868

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 16, 2022

Notice is hereby given that the Annual Meeting of Stockholders of Energy Services of America Corporation will be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 at 12:00 p.m., local time, on February 16, 2022.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held for the purpose of considering and acting upon:

1.	the election of nine (9) directors to the Board of Directors;

2.	the ratification of our independent registered public accounting firm;

3.	an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement; and

4.	the approval of the Energy Services of America Corporation 2022 Equity Incentive Plan.

We will also consider such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 4, 2022, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting can be requested in writing of the Company’s Secretary at 75 West 3rd Avenue, Huntington, West Virginia 25701 for a period of ten days prior to the Annual Meeting. The list will also be provided to the inspector of election of the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE AT THE ANNUAL MEETING.

Our proxy statement, annual report to stockholders on Form 10-K, and proxy card are available on the internet at https://www.cstproxy.com/energyservicesofamerica/2022.

By Order of the Board of Directors
Charles Crimmel
Huntington, West Virginia	Charles Crimmel
January 12, 2022	Corporate Secretary

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES OF AMERICA CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

(304) 522-3868

ANNUAL MEETING OF STOCKHOLDERS

February 16, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services of America Corporation to be used at the Annual Meeting of Stockholders, which will be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 on February 16, 2022, at 12:00 pm., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 12, 2022.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of our common stock, par value $0.0001 per share, as of the close of business on January 4, 2022, are entitled to one vote for each share then held. As of the record date, we had 16,247,898 shares outstanding and entitled to vote. The presence at the Annual Meeting or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nine (9) nominees proposed by the independent directors acting as the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of our independent registered public accounting firm, stockholders will have the opportunity to vote “FOR” or “AGAINST” the proposal or to vote “ABSTAIN.” This proposal must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes and proxies marked “ABSTAIN.”

As to the advisory, non-binding resolution with respect to our executive compensation as described in this proxy statement, a stockholder may vote “FOR” the resolution, “AGAINST” the resolution, or “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast is required for the approval of this resolution without regard to broker non-votes and proxies marked “ABSTAIN.” While this vote is required by law, it will neither be binding on Energy Services of America Corporation or the Board of Directors.

As to the approval of the Energy Services of America Corporation 2022 Equity Incentive Plan, stockholders will have the opportunity to vote “FOR” or “AGAINST” the proposal or to vote “ABSTAIN.” This proposal must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes and proxies marked “ABSTAIN.”

Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of January 4, 2022, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Owned
All Directors and Executive Officers as a Group (10 persons)	7,921,235		48.75%

Principal Stockholders: Marshall T. Reynolds 75 West 3rd Ave. Huntington, WV 25701	1,809,772		11.14%

Douglas V. Reynolds 75 West 3rd Ave. Huntington, WV 25701	1,857,049	(2)	11.43%

Brian & Barbara Pratt 59950 Berkshire Lane, Ste. 800 Dallas, Texas 75225	1,794,813		11.05%

(1)

In accordance with Rule 13d-3 under the Security Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Includes 22,514 common shares related to 401(k) match held by third party plan administrator.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors currently is composed of nine members. Under our bylaws, all of our directors are elected annually. Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors have nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members and our executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors or executive officers have been pledged as security or collateral for any loans.

					Shares of Common
				Current	Stock Beneficially		Percent of
			Director	Term to	Owned on Record		Common
Names and Address (1)	Age (2)	Position Held	Since	Expire	Date (3)		Shares
Directors and Executive Officers:

Marshall T. Reynolds	85	Chairman and Director	2006	2022	1,809,772		11.14%

Douglas V. Reynolds	45	Chief Executive Officer,	2008	2022	1,857,049	(4)	11.43%
		Director
Brian Pratt	68	Director	2021	2022	1,794,813		11.05%

Samuel G. Kapourales	86	Director	2010	2022	764,191		4.70%

Jack M. Reynolds	56	Director	2006	2022	458,385		2.82%

Joseph L. Williams	76	Director	2006	2022	134,150		0.83%

Frank S. Lucente	76	Director	2019	2022	393,172		2.42%

Daniel J. Mannes	47	Director	2020	2022	135,889		0.84%

Charles Abraham	78	Director	2016	2022	553,628		3.41%

Charles P. Crimmel	48	Chief Financial Officer	n/a	n/a	20,186	(5)	0.12%

All Directors and Executive Officers as a Group (10 persons)					7,921,235		48.75%

(1)	The mailing address for each person is 75 West 3rd Ave., Huntington, WV 25701
(2)	As of September 30, 2021.
(3)	In accordance with Rule 13d-3 under the Security Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(4)	Includes 22,514 common shares related to 401(k) match held by third party plan administrator.
(5)	Includes 20,186 common shares related to 401(k) match held by third party plan administrator.

Directors and Executive Officers

The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions since our inception in 2006 unless otherwise stated.

Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to 2016, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah and Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds is also Chairman of the Board of Directors of First Guaranty Bancshares, Inc., in Hammond, Louisiana, a director of Summit State Bank in Santa Rosa, CA since December 1998, and was Chairman of Premier Financial Bancorp, Inc. in Huntington, WV from 2011 to 2021. Mr. Reynolds is the father of Jack M. Reynolds and Douglas V. Reynolds. Mr. Reynolds varied career as a business leader and experience in a number of industries qualifies him to be on the Board of Directors.

Douglas V. Reynolds was appointed President and Chief Executive Officer of the Company on December 6, 2012 and has served as a Director since 2008. Mr. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and a director of The Harrah and Reynolds Corporation and Peoples Bancorp, Inc. and its banking subsidiary Peoples Bank beginning in 2021. Mr. Reynolds was a director of Premier Financial Bancorp, Inc. from 2020 to 2021. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds and brother of Jack M. Reynolds. Mr. Reynolds’ varied experience and senior management roles with other companies make Mr. Reynolds a valuable member of the Board.

Jack M. Reynolds served as President and Chief Financial Officer from our inception until September 2008 and has been a member of our Board of Directors since our inception. Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998. Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries. Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky. Mr. Reynolds is the son of Marshall T. Reynolds and the brother of Douglas V. Reynolds. Mr. Reynolds lengthy service at Pritchard Electric and knowledge of the contracting industry provides hands on expertise to the Board of Directors.

Joseph L. Williams has been a Director since our inception. Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was Chairman, President and Chief Executive Officer of Consolidated Bank & Trust Co., in Richmond, Virginia from 2007 until it merged with Premier Financial Bancorp, Inc. in 2009. Mr. Williams is a former member of the West Virginia Governor’s Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a former member of its Institutional Board of Governors. Mr. Williams' investment and management experience provides the board of directors an important perspective in business development.

Samuel G. Kapourales was appointed to the Board of Directors on December 20, 2010. He is a Board Member of the West Virginia Health Care Authority and Kapourales Properties, LLC. Mr. Kapourales serves as a Director of First National Bank of Williamson. Mr. Kapourales’ varied business experience makes him a valuable member of the Board.

Charles Abraham, MD was appointed to the Board of Directors on January 1, 2016. Dr. Abraham is a retired Otolaryngology (Ear Nose & Throat) Specialist in Huntington, WV and was affiliated with multiple hospitals in the area, including Cabell Huntington Hospital and St. Mary’s Medical Center. Dr. Abraham continues to practice part-time at the Veterans Affairs Medical Center. He received his medical degree from West Virginia University School of Medicine and has been in practice since 1968. He also received an MBA degree from Marshall University in August 1996. Dr. Abraham is certified by the American Board of Otolaryngology. Dr. Abraham’s healthcare experience and understanding of health insurance related matters makes him a valuable member of the Board.

Frank Lucente was appointed to the Board of Directors on June 19, 2019. Mr. Lucente, a retired Naval officer, holds a Master’s in Business Administration (MBA) with a specialty in marketing from Marshall University in Huntington, WV. Mr. Lucente is the founder, owner and president of Sam’s Hot Dogs, Inc., a franchise with over 45 locations in Virginia, West Virginia, Kentucky, North Carolina, and Georgia. In addition, Mr. Lucente is the co-founder of Rocco’s Restaurants, Inc. in Ceredo, WV. From 2005 to 2016, Mr. Lucente served as a city council member in Waynesboro, VA and served stints as vice mayor and mayor during that time. Mr. Lucente has served as the chairman of the board of Rocco’s Italian Specialty Foods, Inc. since 2014. Mr. Lucente’s business experience makes him a valuable member of the Board.

Daniel Mannes was appointed to the Board of Directors on October 21, 2020. Mr. Mannes has held the position of Vice President of Investor Relations at Covanta Holding Corporation, Morristown, NJ, since 2016. Previously, Mr. Mannes had held various corporate finance positions since 1996. Mr. Mannes, a Chartered Financial Analyst (CFA), earned a Master of Business Administration (MBA) degree with a concentration in finance from the University of Maryland, Baltimore, Maryland, in 2004. Previously, Mr. Mannes earned a Bachelor of Science in Business Administration (BSBA) degree majoring in accounting/finance from Washington University, St. Louis, Missouri, in 1996. Mr. Mannes’ finance and investor relations experience provides insight to issues important to stockholders and investors.

Brian Pratt was appointed to the Board of Directors on August 18, 2021. Mr. Pratt has over 35 years of hands-on operations and management experience in the construction industry.   From 1983 through 2015, he served as the President, Chief Executive Officer and Chairman of the Board of Primoris Services Corp. and its predecessor entity, ARB, Inc.  Mr. Pratt served as Chairman of Primoris Services Corp. from 2008 until 2019 and as a Director until February 2020. Mr. Pratt’s experience in the construction industry as well as mergers and acquisitions make him a valuable member of the board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

Charles P. Crimmel was appointed as Chief Financial Officer of the Company on November 1, 2013 after serving as Controller from 2008 to 2013. Mr. Crimmel graduated from West Virginia University in 1995 with a Bachelor of Science degree in Business Administration and Accounting. Mr. Crimmel was employed by Union Boiler Company as a Field Clerk and Staff Accountant from 1995 to 1996. From 1996-2005, Mr. Crimmel served as Staff Accountant and Controller for Williams Union Boiler/Williams Service Group. From 2005-2008, Mr. Crimmel was Controller for Nitro Electric Company.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the NYSE American corporate governance listing standards. The Board of Directors has determined that Messrs. Mannes, Williams, Kapourales, Abraham, Lucente and Pratt are “independent directors” within the meaning of such standards. There were no transactions not required to be reported under “Certain Relationships and Related Transactions” that were considered in determining the independence of our directors.

Board Leadership Structure and Risk Oversight

Our board of directors is chaired by Mr. Marshall T. Reynolds, who is a non-executive director. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for overseeing the day-to-day operations of the Company. The Chairman provides guidance to the Chief Executive Officer and, together with the entire board of directors helps develop the strategic plan for the Company.

The role of the board of directors in the Company’s risk oversight process includes receiving reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risk. The full board reviews such reports and follows up with senior management to best determine how to address such risks.

Delinquent Section 16(a) Reports

The Company did not have any delinquent filings in fiscal year 2021.

Anti-Hedging Policy

The Company’s anti-hedging policies are covered in the Company’s Insider Trading Policy. Under the policy, directors and named executive officers are prohibited from engaging in short sales of Company stock and from engaging in transactions in publicly traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock.

Meetings of the Board of Directors

During fiscal 2021, the Board of Directors held twelve regular meetings and three special meetings. Two directors, Dr. Charles Abraham and Mr. Neal Scaggs, attended fewer than 75% in the aggregate of the total number of board and committee meetings. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged. All members of our Board of Directors as of the Annual Meeting date attended the 2021 Annual Meeting of Stockholders.

Board Committees

Audit Committee

The Audit Committee consists of Messrs. Mannes, Lucente, and Kapourales, with Mr. Mannes acting as chairman of the committee since December 16, 2020. Mr. Scaggs was an audit committee member until his death on November 7, 2021. Mr. Kapourales was subsequently appointed to the committee. Each member of the audit committee is financially literate, and the Board of Directors has determined that Mr. Mannes qualified as audit committee financial expert, as such term is defined by Securities and Exchange Commission rules. All the directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules (Rule 10A-3 of the Securities Exchange Act of 1934) and the NYSE American corporate governance listing standards. The audit committee met three times during the fiscal year ended September 30, 2021. The committee’s charter can be found at: www.energyservicesofamerica.com/posting/Audit_Committee_Charter_v1.pdf.

The Audit Committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent registered public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee’s attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

On November 1, 2021, Baker Tilly, US, LLP (“Baker Tilly”) completed the acquisition of the Company’s independent registered public accounting firm, Arnett Carbis Toothman, LLP (“Arnett Carbis Toothman”). The Audit Committee approved the appointment of Baker Tilly, US, LLP (“Baker Tilly”) to be our independent registered public accounting firm effective November 1, 2021, and for the 2022 fiscal year. A representative of Baker Tilly is expected to attend the 2022 Annual Meeting of Stockholders.

Our independent registered public accounting firm for the year ended September 30, 2021, was Arnett Carbis Toothman. On November 1, 2021, the Company was notified that the audit practice of Arnett Carbis Toothman, our independent registered public accounting firm, was combined with Baker Tilly in a transaction pursuant to which Arnett Carbis Toothman combined its operations with Baker Tilly and certain of the professional staff and partners of Arnett Carbis Toothman joined Baker Tilly either as employees or partners of Baker Tilly. On November 1, 2021, Arnett Carbis Toothman resigned as the auditors of the Company and with the approval of the Audit Committee of the Company’s Board of Directors, Baker Tilly was engaged as its independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Arnett Carbis Toothman regarding the Company’s financial statements for the fiscal years ended September 30, 2020, and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2020 and 2019, and during the interim period from the end of the most recently completed fiscal year through November 1, 2021, the date of resignation, there were no disagreements with Arnett Carbis Toothman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arnett Carbis Toothman would have caused it to make reference to such disagreement in its reports.

The following is a summary of fees paid to Arnett Carbis Toothman for services rendered in fiscal years 2021 and 2020.

Audit Fees

We were billed by Arnett Carbis Toothman, our independent registered public accountant, $169,069 and $172,427 for the services they have performed in connection with the audit of our financial statements included in our Annual Report for fiscal 2021 and 2020, respectively and for the review of interim financial statements included in our quarterly reports on Form 10-Q during these periods.

We were billed by Arnett Carbis Toothman, $57,988 for the services they have performed in connection with the audit of West Virginia Pipeline’s December 31, 2020 and 2019 financial statements included in our Current Report on Form 8-K/A dated March 12, 2021.

Audit-Related Fees

During fiscal years 2021 and 2020, we had no audit-related fees.

Tax Fees

During the fiscal years ended September 30, 2021, and 2020, we were billed by Arnett Carbis Toothman $37,924 and $34,461, respectively, for tax compliance services.

Employee Benefit Plan

During the fiscal years ended September 30, 2021, and 2020, we were billed by Arnett Carbis Toothman $53,352 and $38,483, respectively, for the services they performed in connection with the audit of our 401(k) Plan and Form 11-K filing.

All Other Fees

During fiscal years 2021 and 2020, we were billed by Arnett Carbis Toothman, $3,636 and $3,803, respectively, for fees billed for products and services provided by our independent registered public accounting firm other than those set forth above. These fees consisted primarily of travel and postage expenses.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All the fees paid in the audit-related, tax and all other categories during 2021 and 2020 were approved per the pre-approval policies.

Audit Committee Report

In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the audit committee has:

•	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2021;

•	discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021. In addition, the Audit Committee appointed Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Daniel J. Mannes
Frank S. Lucente
Samuel G. Kapourales

Nominating Committee

The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee of the Board of Directors. The nominating committee does not have a written charter. The nominating committee will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors; (ii) recommend director nominees for each committee to the Board of Directors; and (iii) identify individuals to fill any vacancies on the Board of Directors. The nominating committee met one time during the fiscal year ended September 30, 2021.

The nominating committee of the Board identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors would solicit suggestions for director candidates from all board members. The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with ours;

•	has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The nominating committee will also consider whether a candidate satisfies the criteria for “independence” under Securities and Exchange Commission or NYSE American rules and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.” The nominating committee will consider diversity in identifying nominees for director but has no specific policy or established criteria in this regard. The nominating committee seeks candidates who have a broad range of business experience when considering nominees to the Board of Directors.

Procedures for the Nomination of Directors by Stockholders

The Board of Directors has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 75 West 3rd Ave., Huntington, West Virginia 25701. The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;

•	the name and address of the stockholder as they appear on our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and Energy Services of America Corporation;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services of America Corporation;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder Communications with the Board

A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 75 West 3rd Ave., Huntington, West Virginia 25701, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Secretary will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee

The compensation committee consisted of directors Joseph L. Williams, Frank Lucente and Dan Mannes. Mr. Lucente and Mr. Mannes were appointed to the committee on December 16, 2020. Each member of the compensation committee is considered “independent” as defined in the NYSE American corporate governance listing standards. The Board of Directors has not adopted a written charter for the Committee. The compensation committee met one time during fiscal year 2021.

The compensation committee is appointed by the Board of Directors to assist the Board in developing compensation philosophy, criteria, goals and policies for our executive officers that reflect our values and strategic objectives. The committee reviews the performance of our executive officers and annually recommends to the full Board the compensation and benefits for our executive officers (including the Chief Executive Officer). The committee administers our equity and long-term incentive plans. The committee establishes the terms of employment and severance agreements/arrangements for executive officers, if applicable. The committee recommends to the full Board the compensation to be paid to our directors and any affiliates for their service on the Board. Finally, the committee establishes annual compensation percentage increases for all employees. Our President and Chief Executive Officer provides recommendations to the compensation committee related to our compensation program. However, our President and Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

For 2021, in making compensation decisions, the compensation committee did not use strict numerical formulas to determine the compensation paid to our executive officers. However, the committee considered a variety of factors in its deliberations over executive compensation, emphasizing the profitability and scope of our operations, the experience, expertise and management skills of the named executive officers and their role in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for comparable companies. While the quantitative and non-quantitative factors described above were considered by the committee in determining the compensation paid to our named executive officers, such factors were not assigned a specific weight in evaluating the performance of the named executive officers. In determining the Chief Executive Officer’s bonus, the Chairman of the Board also considers the above factors and makes a recommendation to the committee which authorizes such bonus. For the other named executive officer, the Chief Executive Officer considers the above factors and makes a recommendation to the committee which authorized his bonus. The Company paid $70,000 in bonuses to the named executive officers during fiscal year 2021.

The Compensation Committee has authority to approve the engagement of any compensation consultant it uses and the fees for those services. However, the Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation with respect to fiscal year 2021.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1. A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services of America Corporation, 75 West 3rd Ave., Huntington, West Virginia 25701.

Executive and Director Compensation

We have adopted a compensation committee policy that reflects the compensation philosophy and objectives of the compensation committee.

Compensation Philosophy and Objectives

The compensation committee believes that an effective executive compensation program rewards the achievement of pre-established short term, long-term and strategic goals, and aligns executives’ interests with those of our stockholders. The committee regularly evaluates both performance and compensation relative to other comparable companies. We also manage our named executive officers’ compensation to align with the time horizon of our growth and development. As we grow, we strive to ensure that our compensation programs and practices remain consistent with our philosophy to provide competitive, performance-based, and risk appropriate compensation that enables us to attract, motivate and retain top performers who are essential to our successful growth and performance.

The primary objectives of our executive compensation program are to:

•	provide pay for performance utilizing short and long-term incentives;

•	be competitive with the marketplace within which we compete for talent;

•	ensure compensation programs reward performance while appropriately managing risk; and

•	enable us to attract, motivate, and retain top talent.

We accomplish all these objectives through a total compensation program that balances fixed and variable (i.e. incentive) compensation with a focus on providing rewards to named executive officers for their contributions towards achieving core business objectives and furthering our short and long-term performance. We balance our desire for superior performance with safeguards so that our programs do not result in excessive risk taking that can threaten our long-term value and stability. We also recognize that our ability to attract and retain top talent has become even more critical as we grow.

Our executive compensation philosophy provides competitive ranges for each component of our compensation program and our compensation paid in the aggregate. The starting point targets market median, but by using performance-based instruments, actual compensation paid to our named executive officers varies depending on our performance against our stated objectives. We meet our compensation objectives for our named executive officers through the following components of their total compensation:

•	Base salaries are targeted at market median, but allow for recognition of everyone’s role, contribution, performance, and experience.

•	Bonuses, which are determined by the compensation committee, reflect market median levels although actual payouts will vary based on our performance relative to company-wide, team and individual contributions toward our strategic plan.

•	Retirement, health, life insurance, disability, severance and other perquisites and benefits are provided, but their focus and value are intentionally set to be conservatively competitive in order to attract and retain talented individuals.

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Executive total compensation is expected to vary each year and evolve over the long-term to reflect our performance relative to our peers and the industry, and to correspond with stockholder returns.

We review our executive compensation philosophy and programs annually to ensure that they are achieving desired objectives and supporting our needs as we grow to be a more complex organization.

Summary Compensation Table for Named Executive Officers. The following table shows the compensation of the Company’s named executive officers for the years ended September 30, 2021, and 2020. Messrs. Reynolds and Crimmel were the only executive officers who received total compensation in excess of $100,000 for services to Energy Services during the years ended September 30, 2021, or 2020.

Summary Compensation Table
Name and principal position	Year	Salary	Bonus	Stock awards	All other compensation (1)	Total
Douglas V. Reynolds	2021	$80,000	$50,000	$-	$3,462	$133,462
President and Chief	2020	$80,000	$30,000	$-	$3,600	$113,600
Executive Officer

Charles P. Crimmel	2021	$126,938	$20,000	$-	$6,612	$153,550
Secretary/Treasurer and	2020	$120,016	$10,000	$-	$5,851	$135,867
Chief Financial Officer

(1)	Other compensation in 2021 includes 401(k) plan matching contributions of $3,462 for Mr. Reynolds and $6,612 for Mr. Crimmel. Other compensation in 2020 includes 401(k) plan matching contributions of $3,600 for Mr. Reynolds and $5,851 for Mr. Crimmel.

Benefit Plans

Stock Benefit Plans

Long Term Incentive Plan. At the annual meeting of stockholders on August 11, 2010, the shareholders approved the Energy Services of America Corporation Long Term Incentive Plan, to provide employees and directors of the Company with additional incentives to promote the growth and performance of the Company. The ten-year plan expired as of August 2020 with no awards made in the fiscal year ended September 30, 2020. All stock grants have vested or been forfeited as of September 30, 2021.

Energy Services 401(k) Plan

401(k) Retirement Plans

We maintain the Energy Services of America Staff 401(k) Retirement Plan (the “Plan”). Our five wholly owned subsidiaries, C. J. Hughes Construction Company, Inc., Nitro Construction Services, Inc., Contractors Rental Corporation, West Virginia Pipeline, Inc. and SQP Construction Group, Inc. adopted the Plan on behalf of their non-union employees. Employees are eligible to participate in the Plan upon completion of six months of service but must wait until a quarterly entry date to join the Plan. Employees may contribute eligible wages up to the maximum indexed dollar amount set by the Internal Revenue Service, which was $19,500 for 2021. In addition, participants who are age 50 or older by the end of the Plan year may elect to defer up to an additional $6,500 into the 401(k) Plan for 2021. The Company provided a matching contribution to each participant’s account equal to 100% of each dollar contributed for the first 3% of eligible wages and 50% of each dollar contributed for the next 3% of eligible wages. The Company’s matching contribution is used by the Plan’s third-party administrator to purchase Energy Services of America stock from the open market. Additionally, each Plan year, the Company may make discretionary profit-sharing contributions for participants who are actively employed on the last day of the Plan year. The discretionary contributions will be allocated to a qualifying participant’s individual account based on the ratio of his or her compensation to the total compensation of all qualifying participants for the Plan year. No discretionary profit-sharing contributions were made in 2021. Participants direct the investment of their account in the Plan, selecting from investment funds provided under the Plan. Participants receive quarterly benefit statements that provide information on their account balances and have immediate access to their account through an Interactive Voice Response System and the Internet. Plan benefits are paid as soon as administratively possible following the participant’s termination of employment. Lump sums, partial payments and installment payments are available if the participant’s account balance exceeds $1,000.

Energy Services of America and its wholly owned subsidiaries contributed $365,000 and $271,000, respectively, for the fiscal years ended September 30, 2021, and 2020 to the Plan. In fiscal year 2021, a one-time $651,000 Qualified Non-Elective Contribution (“QNEC”) was made to the Plan attributable to the 2021 Plan year to adjust Plan participant’s balances due to a third-party administrator’s actions.

Directors’ Compensation

Director Compensation. The table set forth below shows the compensation of our non-executive directors for the fiscal year ended September 30, 2021. We did not make any non-equity incentive plan awards to directors and there were no preferential earnings on nonqualified deferred compensation. Each Director received retainer fees of $1,000 per month. No fee payments were made for committee participation.

Name		Fees earned or paid in cash ($)	Stock Awards ($)	All other compensation ($)	Total
Marshall T. Reynolds		$12,000	$-	$-	$12,000
Samuel G. Kapourales		12,000	-	-	12,000
Jack M. Reynolds		12,000	-	-	12,000
Neal W. Scaggs	(1)	12,000	-	-	12,000
Joseph L. Williams		12,000	-	-	12,000
Daniel J. Mannes		10,000	-	-	10,000
Frank Lucente		12,000	-	-	12,000
Charles Abraham		12,000	-	-	12,000
Brian Pratt	(2)	1,000	-	-	1,000
Bruce H. Elliott	(3)	10,000	-	-	10,000
Total		$105,000	$-	$-	$105,000

(1) Died November 7, 2021
(2) Appointed August 17, 2021
(3) Resigned July 21, 2021

Certain Relationships and Related Transactions

We intend that all transactions between us and our executive officers, directors, holders of 10% or more of the shares of any class of our common stock and affiliates thereof, will be on terms no less favorable than those terms given to unaffiliated third parties and will be approved by a majority of our independent outside directors not having any interest in the transaction.

On December 16, 2014, the Company’s Nitro subsidiary entered into a 20-year $1.2 million loan agreement with First Bank of Charleston, Inc. (West Virginia) to purchase the office building and property it had previously been leasing for $6,300 each month. The interest rate on the loan agreement is 4.82% with monthly payments of $7,800. As of September 30, 2021, the Company had paid approximately $281,000 in principal and approximately $351,000 in interest since the beginning of the loan. Mr. Douglas Reynolds, President of Energy Services, was a director and secretary of First Bank of Charleston. Mr. Samuel Kapourales, a director of Energy Services, was also a director of First Bank of Charleston. On October 15, 2018, First Bank of Charleston was merged into Premier Bank, Inc., a wholly owned subsidiary of Premier Financial Bancorp, Inc. Mr. Marshall Reynolds, Chairman of the Board of Energy Services, held the same position with Premier Financial Bancorp Inc. Mr. Douglas Reynolds is the president and a director of Energy Services and was a director of Premier Financial Bancorp, Inc. On September 17, 2021, Peoples Bancorp, Inc., parent company of Peoples Bank, completed an acquisition of Premier Financial Bancorp, Inc. and its wholly owned subsidiaries, Premier Bank and Citizens Deposit Bank & Trust. On October 26, 2021, Mr. Douglas Reynolds was elected a director of Peoples Bancorp, Inc., and its subsidiary Peoples Bank.

On December 31, 2020, West Virginia Pipeline Acquisition Company, later renamed West Virginia Pipeline, Inc., entered into a $3.0 million sellers’ note agreement with David and Daniel Bolton for the remaining purchase price of West Virginia Pipeline, Inc. For the purchase price allocation, the $3.0 million note had a fair value of $2.85 million. As part of the $6.35 million fair acquisition, the acquirer paid $3.5 million in cash in addition to the note. The unsecured five-year term note requires equal annual payments with a fixed interest rate of 3.25% on the $3.0 million sellers’ note, which equates to 5.35% on the carrying value of the note. As of September 30, 2021, the Company has made interest payments of $73,000 and expensed $22,500 in accreted interest. The Company made the first installment payment in December 2021.

Other than mentioned above, there were no new material related party transactions entered into during the fiscal year ended September 30, 2021.

Certain Energy Services subsidiaries routinely engage in transactions in the normal course of business with each other, including sharing employee benefit plan coverage, payment for insurance and other expenses on behalf of other affiliates, and other services incidental to business of each of the affiliates. All revenue and related expense transactions, as well as the related accounts payable and accounts receivable have been eliminated in consolidation.

PROPOSAL II—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has approved the engagement of Baker Tilly to be our independent registered public accounting firm for the fiscal year ending September 30, 2022, subject to the ratification of the engagement by our stockholders as required by our Bylaws. At the Annual Meeting, the stockholders will consider and vote on the ratification of the engagement of Baker Tilly for the fiscal year ending September 30, 2022. A representative of Baker Tilly is expected to attend the 2022 Annual Meeting of Stockholders and will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.

Although stockholder ratification of the independent registered public accounting firm is being sought, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Energy Services of America Corporation and its stockholders.

In order to ratify the selection of Baker Tilly as the independent registered public accounting firm for the fiscal year ending September 30, 2022, the proposal must receive at least a majority of the votes represented at the Annual Meeting, without regard to abstentions or broker non-votes, in favor of such ratification.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF BAKER TILLY, US, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2022.

PROPOSAL III – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and Principal Financial Officer (“Named Executive Officers”) is described in “Executive and Director Compensation.” Stockholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Energy Services of America Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the Proxy Statement, the compensation tables and other narrative executive compensation disclosures set forth in that section.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL III.

PROPOSAL IV – APPROVAL OF THE ENERGY SERVICES OF AMERICA CORPORATION 2022 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Energy Services of America Corporation 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”) to provide Energy Services of America Corporation with sufficient equity compensation to meet the objectives of appropriately incentivizing our officers and other employees and service providers in order to execute on our strategic plan to build stockholder value, while providing appropriate stockholder protections.

Energy Services of America Corporation believes that equity awards constitute an important component in a balanced, comprehensive compensation program. Many of the companies with which we compete with for officers and employees offer equity compensation as part of their overall compensation programs. By approving the 2022 Equity Incentive Plan, our stockholders will provide us the flexibility we need to continue to attract, motivate and retain highly-qualified officers and employees by offering a competitive compensation program with a component linked to the performance of our common stock and, therefore, aligned with the interests of our stockholders.

The following summarizes the key features of the 2022 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2022 Equity Incentive Plan, attached hereto as Appendix A. Unless indicated otherwise, capitalized terms are defined in the 2022 Equity Incentive Plan.

Why We Are Seeking Approval of the 2022 Equity Incentive Plan

•	We Have No Existing Equity Plan. The Energy Services of America Corporation 2010 Long Term Incentive Plan (the “2010 Equity Incentive Plan”) has expired and no further grants are available to be made under the 2010 Equity Incentive Plan. Accordingly, we have no meaningful way to provide tailored equity-based compensation grants to attract, retain and reward qualified personnel and management.

•	Our Competitors Offer Equity-Based Compensation. We believe that most of the companies with which we compete have the ability to attract and retain employees and management with equity-based compensation programs. Without the 2022 Equity Incentive Plan, we may be at a significant competitive disadvantage.

•	Required Stockholder Approval. The 2022 Equity Incentive Plan must be approved by a majority of the votes cast at the meeting. Stockholder approval will also exempt the awards from the short-swing profit trading rules of Section 16(b) of the Securities Exchange Act of 1934.

Highlights of the 2022 Equity Incentive Plan

•	Minimum Vesting Requirements. The 2022 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the 2022 Equity Incentive Plan.

•	Share Reserve. The maximum number of shares of stock, in the aggregate, that may be granted under the 2022 Equity Incentive Plan as stock options, restricted stock or restricted stock units is 1,500,000 shares (the “Share Limit”).

•	No Single-Trigger for Time-Based Awards Upon a Change in Control. The 2022 Equity Incentive Plan does not provide for vesting of equity awards based solely on the occurrence of a change in control without an accompanying involuntary termination of service (including a termination for good reason). Upon the occurrence of a change in control in which Energy Services of America Corporation is not the surviving entity, equity awards will become fully vested in the event the successor entity does not assume the equity awards. In each event, performance awards will vest, if at all, at the higher of (i) the target level of performance, or (ii) the actual level of achievement of the performance measures that have been achieved.

•	Awards Subject to Clawback. Awards granted under the 2022 Equity Incentive Plan are subject to clawback if Energy Services of America Corporation is required to prepare an accounting restatement due to material noncompliance of Energy Services of America Corporation, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards may also be subject to clawback under any other clawback policy adopted by Energy Services of America Corporation from time to time.

•	No Cash-Out or Repricing of Underwater Options. Under no circumstances will any underwater stock options be bought back by Energy Services of America Corporation. In addition, neither the Compensation Committee nor the Board of Directors have the authority to reduce the exercise price of a previously granted stock option under the plan through amendment, replacement or exchange for a cash payment in excess of the stock options in-the-money value.

Material Features of the 2022 Equity Incentive Plan

The following is a summary of the material features of the 2022 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2022 Equity Incentive Plan, attached hereto as Appendix A.

Shares Reserved and Share Counting Methodology

•	Subject to permitted adjustments for certain corporate transactions, the 2022 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 1,500,000 shares of Energy Services of America Corporation’s common stock pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each.

•	The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

•	To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the 2022 Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2022 Equity Incentive Plan; and

•	In the event of a corporate transaction involving the stock of Energy Services of America Corporation, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

In addition, the Compensation Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of Energy Services of America Corporation’s common stock as quoted on the OTCQB marketplace operated by the OTC Markets Group on January 7, 2022 (the latest practicable date before the printing of this proxy statement) was $3.20 per share.

Eligibility

Officers, employees and service providers of Energy Services of America Corporation or its subsidiaries are eligible to receive awards under the 2022 Equity Incentive Plan. Non-employee directors are not eligible to receive grants under the 2022 Equity Incentive Plan. As of December 31, 2021, there were approximately 274 employees eligible to receive awards under the 2022 Equity Incentive Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2022 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Each award will be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement and will be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units any of which may vest based either on the passage of time or achievement of performance, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•	In the event of a corporate transaction involving the stock of Energy Services of America Corporation, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

•	The exercise price may not be less than the fair market value (as defined in the plan) of a share of our common stock on the date the stock option is granted.

•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.

•	Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options and must comply with the requirements of Section 422 of the Code.

•	Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Compensation Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to Energy Services of America Corporation a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Compensation Committee; or (vi) by any combination thereof.

•	The Compensation Committee may automatically exercise in-the-money stock options that are exercisable but unexercised as of the day immediately before the 10th anniversary of the date of grant (or other expiration date), using net settlement as the method of exercising such options.

•	Under no circumstances will Energy Services of America Corporation buy back underwater stock options granted under the 2022 Equity Incentive Plan without stockholder approval.

•	The 2022 Equity Incentive Plan expressly prohibits repricing of stock options without stockholder approval.

Restricted Stock. A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.

•	Restricted stock awards may be granted only in whole shares of common stock.

•	Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.

•	Unless the Compensation Committee determines otherwise in the applicable award agreement, no dividends on unvested restricted stock awards, whether subject to a time-based vesting schedule or performance-based vesting conditions, will be paid to the participant that has been granted the restricted stock award unless and until the participant vests in the restricted stock award.

Restricted Stock Units. Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.

•	Restricted stock units granted under the 2022 Equity Incentive Plan may be settled in shares of our common stock, or in the sole discretion of the Compensation Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the 2022 Equity Incentive Plan or the award agreement.

•	Participants have no voting rights with respect to any restricted stock units granted under the 2022 Equity Incentive Plan.

•	In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights may be paid to the participant at the time the underlying restricted unit vests if that Participant has been granted the dividend equivalent right by the Compensation Committee.

Performance Awards. A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Compensation Committee. Performance measures may be based on the performance of Energy Services of America Corporation as a whole or of any one or more subsidiaries or business units. Performance goals may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards

•	The Compensation Committee shall specify the vesting schedule or conditions of each award.

•	At least 95% of all awards made under the 2022 Equity Incentive Plan shall be subject to a vesting requirement of at least one year of service following the grant of the award.

•	Vesting of awards may be accelerated upon death, “disability”, “change in control” (each as defined in the 2022 Equity Incentive Plan) or at the discretion of the Compensation Committee.

•	Vesting is not automatically accelerated upon “retirement” (as defined in the 2022 Equity Incentive Plan) but the Compensation Committee has discretion to accelerate vesting upon retirement.

Change in Control

The 2022 Equity Incentive Plan uses a double trigger change in control feature, providing for an acceleration of vesting only upon an involuntary termination of service (including a termination for good reason, as defined in the plan) following a change in control (as defined in the plan). Upon the occurrence of a change in control in which Energy Services of America Corporation is not the surviving entity, equity awards will become fully vested in the event the successor entity does not assume the equity awards.

•	Unless otherwise stated in an award agreement, at the time of an involuntary termination following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination.

•	At the time of an involuntary termination following a change in control, awards of restricted stock and restricted stock units shall become earned and fully vested immediately, and any performance measure attached to a performance award will be deemed satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance.

Awards Subject to Clawback Policy

Awards granted under the 2022 Equity Incentive Plan are subject to clawback if Energy Services of America Corporation is required to prepare an accounting restatement due to material noncompliance of Energy Services of America Corporation, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards may also be subject to clawback under any other clawback policy adopted by Energy Services of America Corporation from time to time.

Plan Administration

The 2022 Equity Incentive Plan will be administered by the Compensation Committee, all of whom are “Disinterested Board Members,” as defined in the 2022 Equity Incentive Plan. The Compensation Committee has power within the limitations set forth in the 2022 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2022 Equity Incentive Plan’s purposes; and interpreting and otherwise construing the 2022 Equity Incentive Plan. The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which we list our securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Compensation Committee under the 2022 Equity Incentive Plan as if done or exercised by the Compensation Committee. The 2022 Equity Incentive Plan also permits the Compensation Committee to delegate to one or more persons, including directors who do not qualify as “non-employee directors” within the meaning of Rule 16b-3, the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.

The Compensation Committee does not have the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award to avoid the one-year minimum vesting requirement for ninety-five percent (95%) of the awards except in the event of a change in control, death or disability.

Amendment and Termination

The Board of Directors may, as permitted by law, at any time, amend or terminate the 2022 Equity Incentive Plan or any award granted under the 2022 Equity Incentive Plan. However, except as provided in the 2022 Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2022 Equity Incentive Plan to allow repricing of a stock option, materially increase the aggregate number of securities that may be issued under the 2022 Equity Incentive Plan (other than as provided in the 2022 Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2022 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the 2022 Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the 2022 Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the 2022 Equity Incentive Plan and any outstanding award, without participant consent, in order to conform to any changes in the law or any accounting pronouncement or interpretation thereof.

Duration of 2022 Equity Incentive Plan

The 2022 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2022 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2022 Equity Incentive Plan on or after the day immediately prior to the 10-year anniversary of the effective date of the 2022 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2022 Equity Incentive Plan. However, any termination of the 2022 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2022 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Energy Services of America Corporation will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Energy Services of America Corporation or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). Energy Services of America Corporation will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Energy Services of America Corporation will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value. Participants will be able to exercise voting rights with respect to unvested restricted stock awards.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, Energy Services of America Corporation will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Dividend Equivalent Rights. The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Energy Services of America Corporation stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and Energy Services of America Corporation will be entitled to a corresponding tax deduction.

Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2022 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Energy Services of America Corporation.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer, chief financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2022 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2022 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2022 Equity Incentive Plan.

Accounting Treatment. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Energy Services of America Corporation is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted.   At the present time, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board of Directors. In order to approve the 2022 Equity Incentive Plan, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, either in person or by proxy.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this proposal.

THE BOARD OF DIRECTORS UNAMIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ENERGY SERVICES OF AMERICA CORPORATION 2022 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 75 West 3rd Avenue, Huntington, West Virginia 25701, no later than September 14, 2022, which is 120 days before the date on which we expect to mail our proxy materials for the next annual meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

Our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than December 17, 2022, and no earlier than November 17, 2022, assuming next year’s annual meeting is held on February 15, 2023. If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

SOLICITATION OF PROXIES

The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services of America Corporation. Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2021, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO CHARLES CRIMMEL, ENERGY SERVICES OF AMERICA CORPORATION, 75 WEST 3RD AVENUE, HUNTINGTON, WEST VIRGINIA 25701, OR CALL (304) 522-3868.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Charles Crimmel

Charles Crimmel
Corporate Secretary

Huntington, West Virginia
January 12, 2022

APPENDIX A

ENERGY SERVICES OF AMERICA CORPORATION

2022 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL

Section 1.1. Purpose, Effective Date and Term.    The purpose of the Energy Services of America Corporation 2022 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Energy Services of America Corporation (the “Company”), and its Subsidiaries, by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s shareholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan will be the date on which the Plan satisfies the applicable shareholder approval requirements. The Plan will remain in effect as long as Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately before the ten-year anniversary date of the Effective Date.

Section 1.2. Administration.    The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3. Participation.    Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a participant in the Plan (a “Participant”). The grant of Awards will be limited to Employees and Service Providers of the Company or any Subsidiary. Directors (other than Employee Directors) are not eligible to receive grants of Awards pursuant to the Plan, but a Director may hold Awards if Awards were initially granted when the Director was an Employee.

Section 1.4. Definitions.    Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1. General.    Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan will be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee provides with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units, and any Award may be granted as a Performance Award.

Section 2.2. Stock Options.    A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a)            Grant of Stock Options.    Each Stock Option will be evidenced by an Award Agreement that specifies: (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” (or “ISO”) described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan will be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) will be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification will be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A). The maximum number of Shares that can be issued as ISOs under the Plan is set forth in Section 3.2 hereof.

(b)            Other Terms and Conditions.    A Stock Option will become exercisable in accordance with its terms and conditions and during the period(s) established by the Committee. In no event, however, will a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Shareholder). The Exercise Price of each Stock Option may not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO may not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee of an acquired entity. The payment of the Exercise Price will be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)            Prohibition of Cash Buy-Outs of Underwater Stock Options.    Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.

(d)            Prohibition Against Repricing.    Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards), replacement grants, or other means.

Section 2.3 Restricted Stock.

(a)            Grant of Restricted Stock.    A Restricted Stock Award is a grant of a share or shares of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award will be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards will be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee determines, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that the certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b)            Terms and Conditions.    Each Restricted Stock Award will be subject to the following terms and conditions:

(i)            Rights and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. A Participant granted Restricted Stock will have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon provided, however, that dividends payable with respect to Restricted Stock Awards (whether paid in cash or shares of Stock) will be subject to the same vesting conditions applicable to the Restricted Stock and will, if vested, be delivered or paid at the same time as the restrictions on the Restricted Stock to which they relate lapse.

(ii)            Tender Offers and Merger Elections.    Each Participant to whom a Restricted Stock Award is granted will have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any of the shares of Restricted Stock shall be given by proxy or ballot if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes or, if the Participant is not the beneficial owner for voting purposes, by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company, as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock will not be tendered.

Section 2.4. Restricted Stock Units.

(a)            Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award, the value of which is denominated in shares of Stock that will be paid in Stock, including Restricted Stock, cash (measured based upon the value of a share of Stock) or a combination thereof, at the end of a specified period. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Unit will be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Unit; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

(b)            Other Terms and Conditions. Each Restricted Stock Unit Award will be subject to the following terms and conditions:

(i)            The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market on which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii)            The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)            Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing on the date of grant of the Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)            A Participant will have no voting rights with respect to any Restricted Stock Units. No dividends will be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, will be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5. Vesting of Awards. The Committee shall specify the vesting schedule or market or performance conditions of each Award at the time of grant. Notwithstanding anything to the contrary herein, at least ninety-five percent (95%) of the Awards available under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability, or an Involuntary Termination at or following a Change in Control.

Section 2.6. Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available with respect to an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in an employment or severance agreement between the Company and/or a Subsidiary and the Participant, the following provisions will apply to each Award granted under this Plan:

(a)            Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or for Cause, Stock Options shall be exercisable only as to the portion of the Award that was immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)            In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)            Upon Termination of Service for reason of Disability or death, any Service-based Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one (1) year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months following Termination of Service.

(d)            In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options will be exercisable for one (1) year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following Termination of Service due to Retirement. Any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(e)            Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(f)            Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of Covered Shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1. Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2. Share Limitations.

(a)            Share Reserve. Subject to the following provisions of this Section 3.2, the aggregate number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall equal 1.5 million (the “Maximum Share Limit”). Solely for purposes of applying award grants against the Maximum Share Limit, (i) each Option will be counted against the Maximum Share Limit as one (1) share of Stock, and (ii) each grant of Restricted Stock and Restricted Stock Unit (or any other fill value Award, including any Performance Award in the form of Restricted Stock or Restricted Stock Units) will be counted against the Maximum Share Limit as one (1), provided, however, that if a share of Restricted Stock or a Restricted Stock Unit is forfeited from the pool under conditions that would allow it to be regranted, the number of shares of Stock that could thereafter be granted under the Plan will also be increased by one (1), rounded down to the nearest whole share of Stock.

(b)            Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following provisions of this Section 3.4(b). To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock returned to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.4. Corporate Transactions.

(a)            General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of any such Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of any such Awards for similar awards denominated in stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses or assets) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)            Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee before the consummation of the merger, consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. If the acquiring entity fails or refuses to assume the Company’s outstanding Awards, any Service-based Awards shall vest immediately at or immediately before the effective time of the merger, consolidation or other business reorganization. Any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of the merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on that date. Unless another treatment is specified in the documents governing the merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization.

Section 3.5. Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)            Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)            Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1. Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or determined by the Committee and set forth in an Award Agreement:

(a)            At the time of an Involuntary Termination at or following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following a termination of employment.

(b)            At the time of an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully vested immediately.

(c)            In the event of an Involuntary Termination at or following a Change in Control, unless otherwise specified in the Award Agreement, any Performance Award will vest based on the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d)            To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

Section 4.2. Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company, in a single transaction or series of related transactions, of any of the following:

(a)            Merger. The merger, consolidation or other business combination or similar reorganization of the Company, whether in one or a series of related steps (the “Combination”), if, immediately following the effectiveness of the Combination, either (A) less than two-thirds of the board directors or other governing body (the “Surviving Board”) of the entity paying the transaction consideration in such Combination, whether cash and/or securities, is composed of individuals who, immediately prior to effectiveness of the Combination, were serving on the board of directors or other governing body of the Company, or (B) less than sixty percent (60%) of the combined voting power of the securities having the right to vote in an election of the Surviving Board is beneficially owned (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by persons who, immediately prior to effectiveness of such Combination, were shareholders of the Company;

(b)            Acquisition of Significant Share Ownership. A person or persons acting in concert, other than the Company, has or have become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, more than fifty percent (50%) of the combined voting power of the securities having the right to vote in an election of the board of directors of the Company (“Voting Securities”); provided, however, that this clause (b) shall not apply to beneficial ownership of the Company’s Voting Securities held by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding Voting Securities;

(c)            Change in Board Composition. During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of such two-year period cease for any reason to constitute at least a majority of the board of Directors of the Company, as applicable; provided, however, that for purposes of this sentence, an individual shall be deemed to have been a Director at the beginning of such period if such individual was elected, or nominated for election, by the board of Directors of the Company, as applicable, by a vote of at least two-thirds of the Directors who were Directors at the beginning of the two-year period or were so elected or nominated by such Directors; or

(d)            Sale of Assets. The sale of all or substantially all of the assets of the Company to any person, group or entity.

In addition, if an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, the Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of the transaction.

ARTICLE 5 — COMMITTEE

Section 5.1. Administration. The Plan shall be administered by the Committee, which shall be composed of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2. Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)            The Committee shall have the authority and discretion to select those persons who receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of the Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant if the exercise of such discretion would result in more than five percent (5%) of the aggregate awards under the Plan vesting in less than one year from the date of grant as provided for in Section 2.5, or to extend the time period to exercise a Stock Option, unless the extension is consistent with Code Section 409A.

(b)            The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)            The Committee shall have the authority to define terms not otherwise defined herein.

(d)            In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable corporate law.

(e)            The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3. Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the exercise of delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4. Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries will furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation will be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5. Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, will be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1. General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may amend any Award Agreement, provided, however, that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award before the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s shareholders.

Section 6.2. Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board (the “FASB”) after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1. No Implied Rights.

(a)            No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)            No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)            No Rights as a Shareholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a shareholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2. Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3. Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4. Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Company for approval (and any subsequent approval by the shareholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5. Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7. Tax Withholding.

(a)            Payment by Participant.    Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b)            Payment in Stock.    The Committee may require the Company's tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.8. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.9. Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10. Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11. No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of West Virginia without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of West Virginia shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13. Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14. Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.15. Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17. Awards Subject to Company Policies and Restrictions.

(a)            Clawback Policies. Awards granted hereunder are subject to any Clawback Policy maintained by the Company, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person were subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)            Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(c)            Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

Section 7.18. Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price of a Stock Option and any applicable tax withholding requirements with respect to Stock Options shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

ARTICLE 8 — DEFINED TERMS

In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause” shall, with respect to any Participant, have the same meaning as “cause” or “for cause” (or any similar term) set forth in any employment, change in control, consulting, or other agreement for the performance of services or severance between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in an agreement, the term will mean (i) a material act of willful misconduct by the Participant in connection with the performance of his/her duties, including, without limitation, misappropriation of funds or property of the Company or a Subsidiary; (ii) the conviction of the Participant for, or plea of nolo contendere by the Participant to, any felony or a misdemeanor involving deceit, dishonesty, or fraud; (iii) the commission by the Participant of any misconduct, whether or not related to the Company or any of its affiliates, that has caused, or would reasonably be expected to cause, material detriment or damage to the Company’s or any of its affiliates’ reputation, business operation or relation with its employees, customers, vendors, suppliers or regulators; (iv) continued, willful and deliberate non-performance by the Participant of his/her duties (other than by reason of the Participant’s physical or mental illness, incapacity or disability) that has continued for more than thirty (30) days following written notice providing the details of such non-performance from the Board of Directors or the board of directors of a Subsidiary, the Chief Executive Officer of the Company or any Subsidiary, or his designee, as the case may be; (v) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vi) removal or prohibition of the Participant from participating in the conduct of the Company’s or a Subsidiary’s affairs by order issued under applicable law and regulations by a federal or state agency having authority over the Company or a Subsidiary. The good faith determination by the Committee of whether the Participant’s Service was terminated by the Company or a Subsidiary for “Cause” shall be final and binding for all purposes hereunder.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Covered Shares” means any shares acquired by a Participant pursuant to an Award granted under this Plan, net of taxes and transaction costs. For these purposes, “taxes and transaction costs” include, without limitation: (i) shares retained by the Company to satisfy tax withholding requirements attributable to Awards, and (ii) any taxes payable by the Participant related to Awards that are in excess of the amounts withheld in accordance with clause “(i).”

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary, including a director emeritus and advisory director.

“Disability.” If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” will have meaning set forth in that agreement. In the absence of such a definition, “Disability” will be defined in accordance with the Company’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

“Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary for the past three (3) years; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in a manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

“Good Reason.” A termination of employment by an Employee will be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)            a material diminution, not consented to by the Participant, in the Participant’s responsibilities, authorities or duties, from the responsibilities, authorities or duties exercised by the Participant as of immediately prior to a Change in Control;

(ii)            a material reduction in the Participant’s annual compensation or benefits, as in effect immediately prior to a Change in Control or as the same may be increased from time to time thereafter, except for across-the-board reductions similarly affecting all or substantially all of the executive officers of the Company or a Subsidiary;

(iii)            the relocation of the Company’s office(s) at which the Participant is principally employed as of the date of a Change in Control (the “Current Offices”) to any other location more than thirty-five (35) miles from the Current Offices, or the requirement by the Company or any affiliate for whom the Participant primarily works for the Participant to be based at a location more than thirty-five (35) miles from the Current Offices, except for required travel on business to an extent substantially consistent with the Participant’s business travel obligations during the twelve (12)-month period immediately preceding the Change in Control.

Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, will have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) or (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) or (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) or (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

“Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option; (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee but does not satisfy the requirements of Code Section 422.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the certain items, including but not limited to the following: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

“Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

“Retirement” or “Retired” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after attainment of age 65. Notwithstanding anything herein to the contrary, if an Employee has not had a Termination of Service as defined in this Plan, the Employee shall not be deemed to have Retired for purposes of forfeiture of non-vested Awards, vesting in Awards or reducing the exercise period of Options issued hereunder.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means the uninterrupted provision of services as an Employee or Director of, or a Service Provider to, the Company or a Subsidiary, as the case may be, and includes service as a director emeritus or advisory director. Service will not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee, Director or Service Provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director or Service Provider (except as otherwise provided in the Award Agreement).

“Service Provider” means any natural person (other than an Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or the Subsidiary and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Stock” means the common stock of the Company, $0.0001 par value per share.

“Stock Option” has the meaning ascribed to it in Section 2.2.

“Subsidiary(ies)” means any corporation, affiliate, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, also means any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee of, or Service Provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)            The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries. Unless the Committee determines otherwise, an Employee Participant shall not be deemed to have a Termination of Service if such Participant remains in the Service of the Company or a Subsidiary as a Service Provider.

(ii)            The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)            If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv)            Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)            With respect to a Participant who is both an Employee and a Director (or immediately becomes a Director following termination of employment), termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director. With respect to a Participant who is a Director (and not an Employee or Service Provider), Termination of Service occurs the first day occurring on which the Participant ceases to be a Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation; provided, however, that cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

ENERGY SERVICES OF AMERICA CORPORATION

2022 Annual Meeting of Stockholders

WEDNESDAY FEBRUARY 16, 2022
12:00 P.M. local time

This Proxy is Solicited on Behalf of the Board of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

□ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

Please mark your votes like this **X**

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, and 4 ANDIN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Directors.	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all the nominees listed to the left)
(1) Marshall T. Reynolds (2) Jack M. Reynolds (3) Douglas V. Reynolds (4) Brian Pratt (5) Joseph L. Williams (6) Daniel J. Mannes (7) Frank S. Lucente (8) Samuel G. Kapourales (9) Charles Abraham	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, and 4.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ Signature____________________ Date__________, 2022.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held February 16, 2022.

The proxy statement and our 2021 Annual Report to Stockholders are available at:

https://www.cstproxy.com/energyservicesofamerica/2022

□ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

REVOCABLE PROXY
ENERGY SERVICES OF AMERICA CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
February 16, 2022

The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 on February 16, 2022, at 12:00 p.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows on the reverse side:

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated January 12, 2022 and the Company's 2021 Annual Report on Form 10-K, including audited financial statements.

(Continued and to be marked, dated and signed, on the other side)